American Beacon Select Funds
Money Market Select Fund
U. S. Government Money Market Select Fund

Supplement dated February 17, 2011 to the
Statement of Additional Information dated May 1, 2010

The information below supplements the Statement of Additional Information dated May 1, 2010, and is in addition to any other supplement(s):

In the sub-section titled “Repurchase Agreements” in the section titled “Other Information” the definition is replaced with the following:

  A repurchase agreement is a fixed income security in the form of an agreement between a Portfolio as purchaser and an approved counterparty as seller.  The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian.  Under the agreement a Portfolio acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, typically within a week. The price for the seller to repurchase the securities is greater than the Portfolio’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Portfolio to earn income while retaining “overnight” flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Portfolio.

           The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Portfolio’s rights.  The Portfolio’s Board of Trustees has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Portfolio enters into repurchase agreement transactions.

 The Portfolios may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement.  The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depository Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Portfolio’s ability to enter into repurchase agreements with terms of seven days or less.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE